                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):      December 20, 1999


                       NEW ENGLAND PENSION PROPERTIES V;
                       A REAL ESTATE LIMITED PARTNERSHIP
            (Exact Name of Registrant as Specified in its Charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


        0-17808                                           04-2940131
(Commission File Number)                       (IRS Employer Identification No.)

     225 Franklin Street, 25th Floor
               Boston, MA                                    02110
(Address of principal executive offices)                  (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     New England Pension Properties V; A Real Estate Limited Partnership (the "Partnership") owns a 30.5% partnership interest in Gateway 51 Partnership (the "Joint Venture"), a general partnership organized to own real property. The remaining 69.5% is owned by New England Life Pension Properties V; A Real Estate Limited Partnership, an affiliate of the Partnership. On December 20, 1999, the Joint Venture sold its property located at 7130-7150 Columbia Gateway Drive, Columbia, Maryland. The property was sold to an unaffiliated third party (the "Buyer") for gross proceeds of $19,850,000, of which the Partnership's share was $6,054,250. The selling price was determined by arms-length negotiation between the Joint Venture and the Buyer. The Partnership received its 30.5% share of the net proceeds, approximately $5,892,000, and recognized a gain of approximately $772,000.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented as of September 30, 1999 (Exhibit A). The pro forma income statements are presented for the fiscal year ended December 31, 1998 (Exhibit B) and the nine month period ended September 30, 1999 (Exhibit C).


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 3, 2000     NEW ENGLAND PENSION PROPERTIES V;
                           A REAL ESTATE LIMITED PARTNERSHIP
                                     (Registrant)



                              By:  Fifth Copley Corp.,
                                   Managing General Partner


                              By:  /s/  Alison Husid Cutler
                              ---------------------------------
                                Name:  Alison Husid Cutler
                                Title: President, Chief Executive
                                Officer and Director

                                   EXHIBIT A

New England  Pension Properties V
A Real Estate Limited Partnership
Pro Forma Balance Sheet
September 30, 1999
Unaudited

                                                                                         Pro Forma                September 30, 1999
                                                        September 30, 1999               Adjustment                   Pro Forma
                                                        ------------------               ----------                   ---------
ASSETS

Property, Net                                              $ 8,887,268                $         0                    $8,887,268

Property held for disposition, net                           1,491,742                          0                     1,491,742
Joint venture, held for disposition, net                     4,938,566                $(4,938,566)(a)                         0

Cash and cash equivalents                                    6,161,741                  5,891,711 (a)                12,053,452

                                                           -----------                -----------                   -----------
                                                           $21,479,317                $   953,145                   $22,432,462
                                                           ===========                ===========                   ===========


LIABILITIES AND PARTNERS' CAPITAL

Accounts payable                                           $   132,775                         $0                      $132,775
Accrued management fee                                          23,617                          0                        23,617
Deferred management and disposition fees                     1,731,932                    181,628 (b)                 1,913,560
                                                           -----------                -----------                   -----------
Total liabilities                                            1,888,324                    181,628                     2,069,952
                                                           -----------                -----------                   -----------

Partners' capital (deficit):
      Limited partners ($367 per unit;
        160,000 units authorized, 82,228
        units issued and outstanding)                       19,611,434                    763,802 (a)                20,375,236
      General partners                                         (20,441)                     7,715 (a)                   (12,726)
                                                           -----------                -----------                   -----------

Total partners' capital                                     19,590,993                    771,517                    20,362,510
                                                           -----------                -----------                   -----------
                                                           $21,479,317                $   953,145                   $22,432,462
                                                           ===========                ===========                   ===========



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

                                   EXHIBIT B

New England  Pension Properties V
A Real Estate Limited Partnership
Pro Forma Income Statement
Year Ended December 31, 1998
Unaudited


                                                                                                                        Year Ended
                                                             Year Ended                   Pro Forma                December 31, 1998
                                                         December 31, 1998                Adjustment                   Pro Forma
                                                         -----------------                ----------                   ---------
Investment Activity

Property rentals                                           $ 4,103,360                $         0                    $4,103,360
Interest income on loan to ground lessor                       142,492                          0                       142,492
Property operating expenses                                   (949,126)                         0                      (949,126)
Ground rent expense                                           (390,000)                         0                      (390,000)
Depreciation and amortization                               (1,003,722)                     1,940 (c)                (1,001,782)
                                                           -----------                -----------                   -----------
                                                             1,903,004                      1,940                     1,904,944

Equity in joint venture earnings                               440,440                   (440,440)(c)                         0
                                                           -----------                -----------                   -----------

     Total real estate activity                              2,343,444                   (438,500)                    1,904,944

Interest on cash equivalents and short
  term investments                                             488,461                          0                       488,461
                                                           -----------                -----------                   -----------

     Total investment activity                               2,831,905                   (438,500)                    2,393,405


Portfolio Expenses

Management fee                                                 401,138                    (38,754)(f)                   362,384
General and administrative                                     255,287                     (2,593)(g)                   252,694
                                                           -----------                -----------                   -----------
                                                               656,425                    (41,347)                      615,078
                                                           -----------                -----------                   -----------

Net income (loss)                                          $ 2,175,480                $  (397,153)                   $1,778,327
                                                           ===========                ===========                    ==========

Net income (loss) per weighted average
  limited partnership unit                                 $     26.17                $     (4.78)(d)                $    21.39
                                                           ===========                ===========                    ==========

Weighted average number of limited
  partnership units outstanding during the year                 82,309                     82,309                        82,309
                                                           ===========                ===========                    ==========


                                   EXHIBIT C

New England  Pension Properties V
A Real Estate Limited Partnership
Pro Forma Income Statement
Nine Months Ended September 30, 1999
Unaudited

                                                                                                                   Nine Months Ended
                                                        Nine Months Ended                Pro Forma                September 30, 1999
                                                        September 30, 1999               Adjustment                   Pro Forma
                                                        ------------------               ----------                   ---------
Investment Activity

Property rentals                                            $2,183,952                         $0                    $2,183,952
Interest income on loan to ground lessor                      $101,365                          0                       101,365
Property operating expenses                                   (715,773)                         0                      (715,773)
Ground rent expense                                           (292,500)                         0                      (292,500)
Depreciation and amortization                                 (616,180)                     1,455 (e)                  (614,725)
                                                           -----------                -----------                   -----------
                                                               660,864                      1,455                       662,319

Joint venture earnings                                         403,528                   (403,528)(e)                         0
                                                           -----------                -----------                   -----------

     Total real estate operations                            1,064,392                   (402,073)                      662,319

Gain on sale of wholly-owned properties                      3,475,077                          0                     3,475,077
                                                           -----------                -----------                   -----------

     Total real estate activity                              4,539,469                   (402,073)                    4,137,396

Interest on cash equivalents and short term investments        316,967                          0                       316,967
                                                           -----------                -----------                   -----------

     Total investment activity                               4,856,436                   (402,073)                    4,454,363


Portfolio Expenses

Management fee                                                 329,405                    (27,672)(f)                   301,733
General and administrative                                     199,019                          0                       199,019
                                                           -----------                -----------                   -----------
                                                               528,424                    (27,672)                      500,752
                                                           -----------                -----------                   -----------

Net income (loss)                                           $4,328,012                  ($374,401)                   $3,953,611
                                                           ===========                ===========                    ==========

Net income (loss) per limited partnership unit                  $52.11                     ($4.51)(d)                    $47.60
                                                           ===========                ===========                    ==========


Number of limited partnership units
  outstanding during the period                                 82,228                     82,228                        82,228
                                                           ===========                ===========                    ==========

Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain to the Partners on such disposition.

(b) Disposition fee incurred in connection with the disposition of the asset discussed in Item 2 herein.

(c) Removal of 1998 operating activity related to the disposed asset discussed in Item 2 herein.

(d) Calculation of net loss per limited partnership unit after the removal of operating activity related to the disposed asset discussed in Item 2 herein.

(e) Removal of 1999 year-to-date operating activity related to the disposed asset discussed in Item 2 herein.

(f) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.

(g) Removal of appraisal fees incurred during the pro forma period for the disposed asset discussed in Item 2 herein.

                                       5